UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 17, 2022

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware		1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. employer identification no.)

383 Madison Avenue,
New York,	New York		10179
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	JPM	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 5.75% Non-Cumulative Preferred Stock, Series DD	JPM PR D	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 6.00% Non-Cumulative Preferred Stock, Series EE	JPM PR C	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.75% Non-Cumulative Preferred Stock, Series GG	JPM PR J	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.55% Non-Cumulative Preferred Stock, Series JJ	JPM PR K	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.625% Non-Cumulative Preferred Stock, Series LL	JPM PR L	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.20% Non-Cumulative Preferred Stock, Series MM	JPM PR M	The New York Stock Exchange
Alerian MLP Index ETNs due May 24, 2024	AMJ	NYSE Arca, Inc.
Guarantee of Callable Step-Up Fixed Rate Notes due June 10, 2032 of JPMorgan Chase Financial Company LLC	JPM/32	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) Registrant held its Annual Meeting of Shareholders on Tuesday, May 17, 2022; 2,468,848,141 shares were represented in person or by proxy, or 83.98% of the total shares outstanding.
(b) The results of the shareholder voting on the proposals presented were as follows:

MANAGEMENT PROPOSALS
Proposal 1 - Shareholders elected the 10 director nominees named in the Proxy Statement. All director nominees received at least 92.18% of the votes cast.

Name	For	Against	Abstain	Broker Non-Votes
Linda B. Bammann	1,935,111,208	163,403,502	4,983,522	365,349,909
Stephen B. Burke	1,933,343,178	163,898,420	6,256,634	365,349,909
Todd A. Combs	1,999,245,454	98,143,092	6,109,686	365,349,909
James S. Crown	1,980,571,134	116,037,510	6,889,588	365,349,909
James Dimon	1,949,753,518	141,885,433	11,859,281	365,349,909
Timothy P. Flynn	2,046,396,859	51,253,626	5,847,747	365,349,909
Mellody Hobson	2,052,513,156	45,964,520	5,020,556	365,349,909
Michael A. Neal	2,032,709,284	65,130,925	5,658,023	365,349,909
Phebe N. Novakovic	2,068,216,949	29,988,874	5,292,409	365,349,909
Virginia M. Rometty	1,972,585,701	125,183,754	5,728,777	365,349,909
Proposal 2 - Shareholders did not approve the advisory resolution to approve executive compensation

For	Against	Abstain	Broker Non-Votes
652,188,238	1,440,436,189	10,873,805	365,349,909
31.00%	68.47%	0.51%
Proposal 3 - Shareholders approved the ratification of independent registered public accounting firm

For	Against	Abstain	Broker Non-Votes
2,289,221,864	174,154,263	5,472,014
92.72%	7.05%	0.22%
SHAREHOLDER PROPOSALS
Proposal 4 - Shareholders did not approve the proposal on fossil fuel financing

For	Against	Abstain	Broker Non-Votes
209,858,579	1,860,351,074	33,288,579	365,349,909
9.97%	88.44%	1.58%
Proposal 5 - Shareholders did not approve the proposal on special shareholder meeting improvement

For	Against	Abstain	Broker Non-Votes
978,582,611	1,114,111,716	10,803,905	365,349,909
46.52%	52.96%	0.51%

Proposal 6 - Shareholders did not approve the proposal on independent board chairman

For	Against	Abstain	Broker Non-Votes
833,359,241	1,261,534,233	8,604,758	365,349,909
39.61%	59.97%	0.4%
Proposal 7 - Shareholders did not approve the proposal on board diversity

For	Against	Abstain	Broker Non-Votes
86,210,945	2,001,964,029	15,323,258	365,349,909
4.09%	95.17%	0.72%
Proposal 8 - Shareholders did not approve the proposal on conversion to public benefit corporation

For	Against	Abstain	Broker Non-Votes
15,602,821	2,074,883,359	13,012,052	365,349,909
0.74%	98.63%	0.61%
Proposal 9 - Shareholders did not approve the proposal on setting absolute contraction targets

For	Against	Abstain	Broker Non-Votes
322,043,503	1,747,997,240	33,457,489	365,349,909
15.3%	83.09%	1.59%
Item 9.01 Financial Statements and Exhibits

(d)    Exhibit

Exhibit No.	Description of Exhibit

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ John H. Tribolati
John H. Tribolati
Corporate Secretary

Dated:	May 20, 2022

4